UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2026

GERON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-20859	75-2287752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

919 E. HILLSDALE BLVD., SUITE 250
FOSTER CITY, CALIFORNIA 94404
(Address of principal executive offices, including zip code)

(650) 473-7700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GERN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Amendment to 2018 Equity Incentive Plan

As further described below, at the 2026 Annual Meeting of Stockholders of Geron Corporation (the “Company”) held on May 20, 2026 (the “2026 Annual Meeting”), the Company’s stockholders approved an amendment and restatement of the Company’s 2018 Equity Incentive Plan to, among other items, increase the number of shares of the Company’s common stock issuable thereunder by 4,500,000 shares (as so amended and restated, the “Amended 2018 Plan”), which had previously been adopted by the Company’s board of directors (the “Board”), subject to stockholder approval. A description of the terms and conditions of the Amended 2018 Plan is set forth on pages 35 to 49 in the Company’s definitive proxy statement for the 2026 Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on April 7, 2026 (the “2026 Proxy Statement”) and is incorporated herein by reference. Such description does not purport to be complete and is qualified in its entirety by the full text of the Amended 2018 Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company’s 2026 Annual Meeting was held on May 20, 2026 in a virtual meeting format, pursuant to notice duly given. Only stockholders of record as of the close of business on March 26, 2026, the record date for the 2026 Annual Meeting, were entitled to vote at the 2026 Annual Meeting. The final results of the stockholder vote on each proposal brought before the 2026 Annual Meeting are as follows:

1.

Proposal 1. The Company’s stockholders elected each of the three (3) nominees to hold office as Class III directors to serve for a three-year term expiring at the Company’s 2029 annual meeting of stockholders and until her successor is duly elected and qualified or until her earlier resignation or removal. The election of such Class III directors was based upon the following votes:

Name of Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Susan M. Molineaux	355,206,267	37,996,712	104,595,534
Patricia S. Andrews	387,194,039	6,008,940	104,595,534
Constantine Chinoporos	387,061,554	6,141,425	104,595,534

2.

Proposal 2. The Company’s stockholders approved the amendment to the Company’s 2018 Equity Incentive Plan to, among other items, increase the number of shares of the Company’s common stock issuable thereunder by 4,500,000 shares, based upon the following votes:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
370,294,696	21,853,005	1,055,278	104,595,534

3.

Proposal 3. The Company’s stockholders approved the non-binding, advisory vote to approve the compensation paid to the Company’s named executive officers as disclosed in the 2026 Proxy Statement, based upon the following votes:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
372,129,132	19,673,460	1,400,387	104,595,534

4.

Proposal 4. The Company’s stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, based upon the following votes:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
486,459,028	9,474,870	1,864,615	N/A

Item 9.01 Financial Statements and Exhibits.

(4) Exhibits.

Exhibit No.	Description

10.1	Geron Corporation 2018 Equity Incentive Plan, as amended

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION

Date: May 27, 2026	By:	/s/ Timothy Williams
	Name:	Timothy Williams
	Title:	Executive Vice President,
Chief Legal Officer and Corporate Secretary

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